UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of report (Date of earliest event reported)   March 3, 2004
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                           STAR COMPUTING LIMITED
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               (Exact name of Registrant as Specified in Charter)


          Nevada                     000-49692                 88-0504050
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(State of Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                         5 Hutton Centre Drive, Suite 700
                               Santa Ana, CA 92707
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                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code       (714) 708-4700
                                                     ---------------------------



            16543 22nd Street & Pacific Coast Highway, Suite 100
                         Sunset Beach, California 90742
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          (Former Name or Former Address, if Changed Since Last Report)

Item 4.   Changes in Registrant's Certifying Accountant

         Effective March 3, 2004, Star Computing Limited (the "Company") dismissed Lesley, Thomas, Schwarz & Postma, Inc. ("LTSP") as the Company's independent accountant and engaged Stonefield Josephson, Inc. ("SJI") as the Company's new independent accountants. The dismissal of LTSP and the engagement of SJI were approved by the Company's Board of Directors.

         Prior to SJI becoming the independent accountants for the Company, neither the Company, nor anyone on its behalf, consulted with SJI regarding either the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of a disagreement or event as defined at Item 304 (a)(1)(iv) of Regulation S-B.

         LTSP audited the Company's financial statements for the fiscal year ended December 31, 2002 and for the period July 16, 2001 (inception) to December 31, 2001. LTSP's reports for these periods did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified as to audit scope or accounting principles.

         During the year ended December 31, 2002 and for the period July 16, 2001 (inception) to December 31, 2001, and the interim period from January 1, 2003 through March 3, 2004, there were no disagreements with LTSP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LTSP, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(IV)(B) of Regulation S-B during the year ended December 31, 2002 and for the period July 16, 2001 (inception) to December 31, 2001, and the interim period from January 1, 2003 through March 3, 2004.

         The Company has provided LTSP with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as independent accountant and, if not, stating the respects in which it does not agree. A copy of LTSP's letter is attached as an exhibit to this Current Report on Form 8-K.


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

Item 7.  Financial Statements and Exhibits.

(a) Financial statements of business acquired. None (b) Proforma financial Information. None (c) Exhibits

Exhibit No.       Description
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16.1              Letter from Lesley, Thomas, Schwarz & Postma, Inc. addressed to the Securities and Exchange Commission

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  STAR COMPUTING LIMITED

Date:    March 26, 2004                       By: /s/Jess Rae Booth
                                                  --------------------------
                                                  Jess Rae Booth
                                                  President

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